Exhibit 99.2

SERITAGE GROWTH PROPERTIES

Third Quarter 2021
Supplemental Information

Forward-Looking Statements

Certain statements contained herein constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not guarantees of future performance. They represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Our future results, financial condition and business may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as “approximates,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “projects,” “would,” “may” or other similar expressions in the Company’s Quarterly Report on Form 10-Q. Many of the factors that will determine the outcome of these and our other forward-looking statements are beyond our ability to control or predict. For further discussion of factors that could materially affect the outcome of our forward-looking statements, see “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2020 and in Part II, Item 1A of the Company’s Quarterly Report on Form 10-Q. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date of this Quarterly Report on Form 10-Q. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances occurring after the date of the Company’s Quarterly Report on Form 10-Q. The following discussion should be read in conjunction with the condensed consolidated financial statements and notes thereto included in Part 1 of the Quarterly Report.

Financial Information

Summary Information

September 30, 2021

(in thousands, except per share and PSF amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
Financial Results	2021	2020	2021	2020
Net loss attributable to Seritage common shareholders	$(21,759)	$(51,278)	$(104,769)	$(74,320)
Total NOI	$8,075	$5,979	$25,061	$29,111
FFO	$(27,696)	$(19,898)	$(80,351)	$(64,842)
Company FFO	$(24,909)	$(25,093)	$(76,205)	$(70,684)
Net loss per diluted share attributable to Seritage common shareholders	$(0.50)	$(1.33)	$(2.50)	$(1.95)
FFO per diluted share	$(0.49)	$(0.36)	$(1.44)	$(1.16)
Company FFO per diluted share	$(0.44)	$(0.45)	$(1.36)	$(1.27)
Wtd. avg. diluted shares - EPS	43,631	38,645	41,976	38,172
Wtd. avg diluted shares - FFO/share	55,986	55,900	55,954	55,866
Stock trading price range	$14.25to$18.22	$9.24to$15.97	$13.86to$23.22	$6.49to$40.50

Condensed Consolidated Balance Sheets (unaudited)

September 30, 2021

(in thousands, except share and per share amounts)

	September 30, 2021	December 31, 2020
ASSETS
Investment in real estate
Land	$516,488	$592,770
Buildings and improvements	999,343	1,107,532
Accumulated depreciation	(159,347)	(142,206)
	1,356,484	1,558,096
Construction in progress	390,443	352,776
Net investment in real estate	1,746,927	1,910,872
Real estate held for sale	12,273	1,864
Investment in unconsolidated entities	464,244	457,033
Cash and cash equivalents	153,378	143,728
Restricted cash	7,150	6,526
Tenant and other receivables, net	27,499	46,570
Lease intangible assets, net	15,970	18,595
Prepaid expenses, deferred expenses and other assets, net	67,265	63,755
Total assets (1)	$2,494,706	$2,648,943

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
Term Loan Facility, net	$1,599,226	$1,598,909
Sales-leaseback financing obligations	20,613	20,425
Accounts payable, accrued expenses and other liabilities	123,178	146,882
Total liabilities (1)	1,743,017	1,766,216

Commitments and contingencies (Note 9)

Shareholders' Equity
Class A common shares $0.01 par value; 100,000,000 shares authorized; 43,631,345 and 38,896,428 shares issued and outstanding as of September 30, 2021 and December 31, 2020, respectively	436	389
Series A preferred shares $0.01 par value; 10,000,000 shares authorized; 2,800,000 shares issued and outstanding as of September 30, 2021 December 31, 2020; liquidation preference of $70,000	28	28
Additional paid-in capital	1,240,311	1,177,260
Accumulated deficit	(625,491)	(528,637)
Total shareholders' equity	615,284	649,040
Non-controlling interests	136,405	233,687
Total equity	751,689	882,727
Total liabilities and shareholders' equity	$2,494,706	$2,648,943

(1) The Company's condensed consolidated balance sheets include assets and liabilities of consolidated variable interest entities ("VIEs"). See Note 2. The condensed consolidated balance sheets, as of September 30, 2021, include the following amounts related to our consolidated VIEs, excluding the Operating Partnership: $6.6 million of land, $3.9 million of building and improvements, $(0.9) million of accumulated depreciation and $4.3 million of other assets included in other line items. The Company's condensed consolidated balance sheets as of December 31, 2020, do not include assets and liabilities of consolidated variable interest entities.

Condensed Consolidated Statements of Operations (unaudited)

September 30, 2021

(in thousands, except per share amounts)

	Three Months Ended
	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
REVENUE
Rental income	$28,819	$27,595	$31,146	$27,478	$33,966	$21,648	$33,110
Management and other fee income / (expense)	184	279	135	174	(259)	171	207
Total revenue	29,003	27,874	31,281	27,652	33,707	21,819	33,317
EXPENSES
Property operating	11,585	11,286	10,643	11,012	11,154	8,697	10,301
Real estate taxes	8,542	9,061	10,155	8,672	9,487	9,384	9,225
Depreciation and amortization	13,159	13,328	13,142	14,551	23,647	23,702	34,097
General and administrative	8,780	11,990	11,232	(418)	11,203	8,644	9,420
Total expenses	42,066	45,665	45,172	33,817	55,491	50,427	63,043
Gain / (loss) on sale of real estate, net	22,774	18,097	24,208	28,596	(14,706)	53,877	20,788
Gain on sale of interests in unconsolidated joint ventures	—	—	—	1,758	—	—	—
Impairment of real estate assets	(3,814)	(64,539)	(1,700)	(47,701)	(14,594)	(1,813)	—
Equity in loss of unconsolidated entities	(5,535)	(2,327)	(1,162)	(2,161)	(335)	(1,322)	(894)
Interest and other income	48	530	7,624	934	1,986	141	333
Interest expense	(26,721)	(28,976)	(26,150)	(24,916)	(22,742)	(22,145)	(21,513)
Income / (loss) before taxes	(26,311)	(95,006)	(11,071)	(49,655)	(72,175)	130	(31,012)
Benefit / (provision) for taxes	(38)	(298)	138	(37)	(226)	(26)	37
Net income /(loss)	(26,349)	(95,304)	(10,933)	(49,692)	(72,401)	104	(30,975)
Net income / (loss) attributable to non-controlling interests	5,815	22,464	3,213	15,311	22,348	(32)	10,311
Net income / (loss) attributable to Seritage	$(20,534)	$(72,840)	$(7,720)	$(34,381)	$(50,053)	$72	$(20,664)
Preferred dividends	(1,225)	(1,225)	(1,225)	(1,225)	(1,225)	(1,225)	(1,225)
Net loss attributable to Seritage common shareholders	$(21,759)	$(74,065)	$(8,945)	$(35,606)	$(51,278)	$(1,153)	$(21,889)

Net loss per share attributable to Seritage Class A common shareholders - Basic	$(0.50)	$(1.73)	$(0.23)	$(0.92)	$(1.33)	$(0.03)	$(0.59)
Net loss per share attributable to Seritage Class A common shareholders - Diluted	$(0.50)	$(1.73)	$(0.23)	$(0.92)	$(1.33)	$(0.03)	$(0.59)
Weighted average Class A common shares outstanding - Basic	43,631	42,772	39,477	38,675	38,645	38,634	37,232
Weighted average Class A common shares outstanding - Diluted	43,631	42,772	39,477	38,675	38,645	38,634	37,232

Total Net Operating Income

September 30, 2021

(in thousands)

	Three Months Ended
NOI and Total NOI	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Net income / (loss)	$(26,349)	$(95,304)	$(10,933)	$(49,692)	$(72,401)	$104	$(30,975)
Termination fee income	(379)	—	(2,611)	(1,314)	(5,300)	—	(990)
Management and other fee (income) / expense	(184)	(279)	(135)	(174)	259	(171)	(207)
Depreciation and amortization	13,159	13,328	13,142	14,551	23,647	23,702	34,097
General and administrative expenses	8,780	11,990	11,232	(418)	11,203	8,644	9,420
Equity in loss of unconsolidated entities	5,535	2,327	1,162	2,161	335	1,322	894
Gain on sale of interests in unconsolidated entities	—	—	—	(1,758)	—	—	—
(Gain) / loss on sale of real estate, net	(22,774)	(18,097)	(24,208)	(28,596)	14,706	(53,877)	(20,788)
Impairment of real estate assets	3,814	64,539	1,700	47,701	14,594	1,813	—
Interest and other income	(48)	(530)	(7,624)	(934)	(1,986)	(141)	(333)
Interest expense	26,721	28,976	26,150	24,916	22,742	22,145	21,513
Provision / (benefit) for income taxes	38	298	(138)	37	226	26	(37)
Straight-line rent / (expense)	(1,005)	(1,238)	210	1,362	(1,774)	2,694	2,701
Above/below market rental (income) / expense	48	102	(39)	(116)	(1,541)	(39)	(97)
NOI	$7,356	$6,112	$7,908	$7,726	$4,710	$6,222	$15,198
Unconsolidated entities
Net operating income of unconsolidated entities	$666	$1,646	$2,437	$1,825	$1,481	$1,514	$1,302
Straight-line rent	(272)	(168)	(137)	(274)	(136)	(100)	(171)
Above/below market rental (income) / expense	181	(29)	(33)	(97)	(76)	(58)	(482)
Termination fee (income) / expense	144	(9)	(742)	(534)	—	(293)	—
Total NOI	$8,075	$7,553	$9,433	$8,646	$5,979	$7,285	$15,847

Funds from Operations and Company FFO

September 30, 2021

(in thousands, except per share amounts)

	Three Months Ended
FFO and Company FFO	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Net income / (loss)	$(26,349)	$(95,304)	$(10,933)	$(49,692)	$(72,401)	$104	$(30,975)
Real estate depreciation and amortization (consolidated properties)	12,781	12,959	12,756	14,017	23,158	23,201	33,587
Real estate depreciation and amortization (unconsolidated entities)	3,971	3,217	3,165	3,397	1,270	2,597	1,844
Gain on sale of interests in unconsolidated entities	—	—	—	(1,758)	—	—	—
(Gain) / loss on sale of real estate, net	(22,774)	(18,097)	(24,208)	(28,596)	14,706	(53,877)	(20,788)
Impairment of real estate assets	3,814	64,539	1,700	47,701	14,594	1,813	—
Loss on disposition of real estate (unconsolidated entities)	2,086	—	—	—	—	—	—
Dividends on preferred shares	(1,225)	(1,225)	(1,225)	(1,225)	(1,225)	(1,225)	(1,225)
FFO attributable to common shareholders and unitholders	$(27,696)	$(33,911)	$(18,745)	$(16,156)	$(19,898)	$(27,387)	$(17,557)
Termination fee income	(379)	—	(2,611)	(1,314)	(5,300)	—	(990)
Termination fee (income) / expense (unconsolidated entities)	144	(9)	(742)	(534)	—	(293)	—
Amortization of deferred financing costs	105	106	106	105	105	105	106
Severance and restructuring costs	2,891	2,196	—	—	—	425	—
Mortgage recording costs	26	2,313	—	—	—	—	—
Company FFO attributable to common shareholders and unitholders	$(24,909)	$(29,305)	$(21,992)	$(17,899)	$(25,093)	$(27,150)	$(18,441)

FFO per diluted common share and unit	$(0.49)	$(0.61)	$(0.34)	$(0.29)	$(0.36)	$(0.49)	$(0.31)
Company FFO per diluted common share and unit	$(0.44)	$(0.52)	$(0.39)	$(0.32)	$(0.45)	$(0.49)	$(0.33)

Additional Information

September 30, 2021

(in thousands)

	As of	As of
Debt Summary	September 30, 2021	December 31, 2020
Term Loan Facility (drawn / undrawn)	$1,600,000 / 400,000	$1,600,000 / 400,000
Interest rate / undrawn rate	7.00% / 1.00%	7.00% / 1.00%
Maturity	July 2023	July 2023

Prepaid Expenses, Deferred Expenses and Other Assets	September 30, 2021	December 31, 2020
Deferred expenses	$20,370	$22,972
Right of Use Asset	17,188	18,849
Other assets	10,442	9,412
Prepaid insurance	9,002	5,143
FF&E	2,341	2,870
Other prepaid expenses	5,062	4,065
Prepaid real estate taxes	2,860	444
Total prepaid expenses, deferred expenses and other assets	$67,265	$63,755

Additional Information

September 30, 2021

(in thousands)

	September 30, 2021	December 31, 2020
Accounts payable and accrued expenses	$51,760	$44,777
Accrued development expenditures	23,876	20,586
Accrued real estate taxes	16,490	29,290
Variable consideration payment	156	16,125
Below-market leases	3,861	4,186
Environmental reserve	9,477	9,477
Lease liability	6,690	8,199
Prepaid rental income	2,469	3,375
Accrued interest	4,667	4,978
Deferred maintenance	1,722	1,722
Unearned tenant reimbursements	456	2,613
Common and preferred dividends and OP Unit distributions payable	1,554	1,554

Total accounts payable, accrued expenses and other liabilities	$123,178	$146,882

Additional Information (cont’d)

September 30, 2021

(in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
Rental Revenue Detail	2021	2020	2021	2020
Revenue
Rental income	$22,893	$22,201	67,999	63,775
Tenant reimbursements	5,547	6,465	16,571	18,659
Termination income	379	5,300	2,990	6,290
Total	$28,819	$33,966	$87,560	$88,724

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Select Non-Cash Items
Straight-line rental income
Wholly-owned	$1,005	$1,774	$2,033	$(3,621)
Joint ventures	272	136	576	407
Total	$1,277	$1,910	$2,609	$(3,214)

Net amortization of above/below market rental income/expense
Wholly-owned	$(48)	$1,541	$(111)	$1,677
Joint ventures	(181)	76	(119)	616
Total	$(229)	$1,617	$(230)	$2,293

Amortization of deferred financing costs	$(106)	$(105)	$(317)	$(316)
Share-based compensation expense	(272)	(626)	(1,225)	(3,179)

SNO Lease Summary

The table below provides a reconciliation of SNO leases from June 30, 2021 to September 30, 2021, including unconsolidated entities at the Company’s proportional share:

(in thousands except number of leases and PSF data)
	Number of	Leased	% of Total	Annual Base	% of
Tenant	Leases	GLA	Leased GLA	Rent ("ABR")	Total ABR	ABR PSF
In-place diversified leases	255	5,673	82.2%	$92,105	76.4%	$16.24
SNO diversified leases (1)	71	1,226	17.8%	28,527	23.6%	23.27
Total diversified leases	326	6,899	100.0%	$120,632	100.0%	$17.49
(1) SNO = signed not yet opened leases.

(in thousands except number of leases and PSF data)	Number of			Annual
	SNO Leases	GLA	ABR	Rent PSF
As of June 30, 2021	83	1,349	$32,339	$23.97
Opened	(14)	(208)	(3,793)	18.26
Sold / Contributed to JVs / terminated	(2)	(50)	(1,025)	20.50
Signed (1)	4	135	1,006	7.44
As of September 30, 2021	71	1,226	$28,527	$23.27
(1) One signed lease is at a property the Company expects to sell.

Top Tenants

September 30, 2021

(in thousands)

The following table lists the top tenants in the portfolio as of September 30, 2021, based on signed leases and including Unconsolidated Properties presented at the Company’s proportional share:

	Number of		Total	% of Total
Tenant	Leases	SF	Rent	Rent	Concepts / Brands
Dick's Sporting Goods	12	780,970	12,511,539	10.4%
Dave & Buster's	10	288,181	8,355,362	6.9%
Round One Entertainment	8	342,623	7,225,205	6.0%
Cinemark	4	168,074	4,915,923	4.1%
Nordstrom Rack	6	217,259	4,676,390	3.9%
Burlington Stores	9	342,720	4,420,706	3.7%
At Home	7	773,665	4,231,030	3.5%
Primark	3	134,065	3,168,751	2.6%
Ross Dress For Less	11	243,866	2,960,412	2.5%	Ross Dress for Less, dd's Discounts
AMC	2	99,218	2,802,681	2.3%
Bed Bath & Beyond	6	137,738	2,489,450	2.1%	Bed Bath & Beyond, buybuyBaby, Cost Plus World Market, andThat!
TJX	9	184,116	2,355,774	2.0%	TJ Maxx, Marhsalls, HomeGoods, HomeSense, Sierra Trading Post
Amazon	2	73,300	2,217,400	1.8%
Vasa Fitness	3	163,912	1,865,502	1.5%
Floor & Décor	2	143,548	1,691,216	1.4%
24 Hour Fitness	2	77,646	1,628,966	1.4%
Mercado del Rio	1	17,053	1,534,770	1.3%
Pinstripes	1	26,515	1,482,139	1.2%
Whole Foods	2	71,235	1,257,772	1.0%
Total	100	4,285,702	71,790,987	59.5%

Multi-tenant Retail

Consolidated Properties

			Total	In-Place	SNO		Land
Property Address	City	State	GLA (1)	GLA (1)	GLA (1)	Leased (1)	Acres	Significant Tenants (1)
12025 North 32nd Street	Phoenix	AZ	151,200	151,200	-	100.0%	11	At Home
575 Fletcher Parkway	El Cajon	CA	244,900	110,400	74,000	75.3%	20	Ashley Furniture, Bob's Discount Furniture, Burlington Stores, Extra Space Storage
1191 Galleria Boulevard	Roseville	CA	125,800	-	109,500	87.0%	7	AAA, Cinemark, Round One Entertainment
40710 Winchester Road	Temecula	CA	120,100	59,100	53,600	93.8%	10	Round One Entertainment, Dick's Sporting Goods
145 West Hillcrest Drive	Thousand Oaks	CA	161,400	113,700	-	70.4%	11	Dave & Busters, DSW, Nordstrom Rack
19563 Coastal Highway	Rehoboth Beach	DE	102,100	53,100	22,800	74.3%	13	andThat!, PetSmart, Aldi
1460 West 49th Street	Hialeah (2)	FL	106,300	106,300	-	100.0%	9	Aldi, Bed Bath & Beyond, Ross Dress for Less, dd’s Discounts
10700 Biscayne Boulevard	North Miami	FL	129,400	84,100	45,300	100.0%	11	Aldi, Burlington Stores, Ross Dress for Less, Michaels Stores
3111 East Colonial Drive	Orlando	FL	118,400	70,400	26,300	81.7%	18	Floor & Décor
2300 Tyrone Boulevard North	St. Petersburg	FL	141,600	133,800	7,800	100.0%	15	Dick's Sporting Goods, Five Below, PetSmart
2860 South Highland Avenue	Lombard	IL	139,300	139,300	-	100.0%	8	The Dump
7503 West Cermak Road	North Riverside	IL	216,400	69,900	19,900	41.5%	13	Round One Entertainment, Aldi, Blink Fitness, Amita Health
2500 Wabash Avenue	Springfield	IL	119,500	103,000	5,000	90.4%	5	Binny's Beverage Depot, Burlington Stores, Marshalls
4201 Coldwater Road	Ft. Wayne	IN	84,400	-	76,700	90.9%	19	Five Below, HomeGoods
101 West Lincoln Highway	Merrillville	IN	170,900	163,000	-	95.4%	9	At Home, Dollar Tree
200 Grossman Drive	Braintree	MA	89,800	47,600	37,500	94.8%	34	Nordstrom Rack, Ulta Beauty
1302 Bridford Parkway	Greensboro	NC	178,500	140,000	28,200	94.2%	16	Floor & Décor, Gabriel Brothers
4700 2nd Avenue	Kearney	NE	64,900	64,900	-	100.0%	8	Ross Dress for Less, Five Below, Marshall's
1500 South Willow Street	Manchester	NH	106,600	80,400	-	75.4%	11	Dick's Sporting Goods, Dave & Buster's
1640 Route 22	Watchung	NJ	117,100	103,000	14,100	100.0%	12	Cinemark, HomeGoods, Sierra Trading Post, Ulta Beauty, Chick-fil-A , City MD
4000 Jericho Turnpike	East Northport	NY	179,700	93,300	-	51.9%	18	24 Hour Fitness, AMC
200 Eastview Mall	Victor	NY	138,600	119,600	-	86.3%	14	Dick's Sporting Goods
4100 Belden Village Avenue Northwest	Canton	OH	190,600	116,300	-	61.0%	19	Dick's Sporting Goods, Dave & Busters, Cheddar's
160 North Gulph Road	King of Prussia (2)	PA	210,900	174,500	-	82.7%	14	Dick's Sporting Goods, Primark, Outback Steakhouse, Yardhouse
3801B Clemson Boulevard	Anderson	SC	117,100	117,100	-	100.0%	12	Burlington Stores, Sportsman's Warehouse
7801 Rivers Avenue	Charleston	SC	106,400	52,900	-	49.7%	15	Burlington Stores
4570 Poplar Avenue	Memphis	TN	112,700	100,000	-	88.7%	11	LA Fitness, Hopdoddy, Nordstrom Rack, Ulta Beauty
12625 North Interstate Highway 35	Austin	TX	52,700	45,000	-	85.4%	13	AMC
12605 North Gessner Road	Houston	TX	134,000	134,000	-	100.0%	11	At Home

201 Central Park Mall	San Antonio	TX	164,200	121,100	-	73.8%	17	Tru Fit, Bed Bath & Beyond
2010 North Main Street	Layton	UT	86,500	66,400	-	76.8%	7	Vasa Fitness
12000 Fair Oaks Mall	Fairfax	VA	211,000	154,400	-	73.2%	15	Dave & Busters, Dick's Sporting Goods
4588 Virginia Beach Boulevard	Virginia Beach	VA	166,200	132,000	-	79.4%	15	DSW, The Fresh Market, Nordstrom Rack, Smokey Bones
141 West Lee Highway	Warrenton	VA	75,500	30,600	31,600	82.4%	9	HomeGoods
5200 South 76th Street	Greendale	WI	187,400	133,700	-	71.3%	19	Dick's Sporting Goods, Round One Entertainment
5261 Arlington Avenue	Riverside	CA	12,200	12,200	-	100.0%	5	Bank of America
1209 Plaza Drive	West Covina	CA	11,000	-	-	0.0%	7	n/a
53 West Towne Mall	Madison	WI	118,400	110,600	7,800	100.0%	18	Dave & Busters, Total Wine & More, Hobby Lobby
Total			4,963,700	3,506,900	560,100	81.9%	498

(1)Based on signed leases as of September 30, 2021; GLA presented at the Company’s proportional share

(2)Property is subject to a ground lease

Retail

Other Joint Ventures

Brookfield Retail Partners (formerly GGP, Inc.) Joint Venture Properties
				Total	In-Place	SNO		Land
Mall Name	City	State	Joint Venture	GLA (1)	GLA (1)	GLA (1)	Leased (1)	Acres	Significant Tenants (1)
Altamonte Mall	Altamonte Springs	FL	GGP II JV	62,800	-	-	0.0%	17	n/a
Coastland Center	Naples	FL	GGP II JV	33,700	24,100	9,600	100.0%	12	CMX Cinebistro, Uncle Julio’s
Willowbrook Mall	Wayne	NJ	GGP II JV	140,500	50,200	52,500	73.1%	41	Cinemark, Dave & Busters, Yardhouse, BJ's Wholesale
Stonebriar Centre	Frisco	TX	GGP I JV	81,500	-	-	0.0%	11	n/a
Natick Collection	Natick (2)	MA	GGP I JV	95,400	44,300	-	46.4%	2	Dave & Busters, Open World Entertainment
Total				413,900	118,600	62,100	43.7%	83

Simon Joint Venture Properties
				Total	In-Place	SNO		Land
Mall Name	City	State	Joint Venture	GLA (1)	GLA (1)	GLA (1)	Leased (1)	Acres	Significant Tenants (1)
Santa Rosa Plaza	Santa Rosa	CA	Simon JV	82,700	-	-	0.0%	7	n/a
Briarwood	Ann Arbor	MI	Simon JV	85,300	-	-	0.0%	15	n/a
The Shops at Nanuet	Nanuet	NY	Simon JV	110,700	-	-	0.0%	14	n/a
Woodland Hills Mall	Tulsa	OK	Simon JV	75,100	-	-	0.0%	12	n/a
Barton Creek Square	Austin	TX	Simon JV	82,300	-	-	0.0%	16	n/a
Total				436,100	-	-	0.0%	65

Macerich Joint Venture Properties
				Total	In-Place	SNO		Land
Mall Name	City	State	Joint Venture	GLA (1)	GLA (1)	GLA (1)	Leased (1)	Acres	Significant Tenants (1)
Chandler Fashion Center	Chandler	AZ	Macerich JV	69,700	5,000	32,000	53.10%	10	Firestone
Los Cerritos Center	Cerritos	CA	Macerich JV	138,800	-	-	0.00%	20	n/a
Vintage Faire Mall	Modesto	CA	Macerich JV	60,200	22,900	17,300	66.80%	12	Dave & Busters, Dick's Sporting Goods
Danbury Fair	Danbury	CT	Macerich JV	89,300	35,000	-	39.20%	12	Primark
Deptford Mall	Deptford	NJ	Macerich JV	95,900	74,600	-	77.80%	14	Dick's Sporting Goods, Round One Entertainment, Crunch Fitness
Freehold Raceway Mall	Freehold	NJ	Macerich JV	69,400	33,300	-	48.00%	10	Primark
Washington Square Mall	Portland	OR	Macerich JV	110,000	-	-	0.00%	4	n/a
Total				633,300	170,800	49,300	34.80%	81

Other
				Total	In-Place	SNO		Land
Property Address	City	State	Joint Venture	GLA (1)	GLA (1)	GLA (1)	Leased (1)	Acres	Significant Tenants (1)
1445 New Britain Ave	West Hartford	CT	West Hartford JV	81,800	52,900	4,500	70.2%	15	buybuy Baby, REI, Cost Plus World Market, Shake Shack, Saks OFF 5th
126 Shawan Road	Cockeysville	MD	Cockeysville JV	80,100	39,600	26,000	81.9%	12	HomeGoods, Michaels Stores, OneLife Fitness, Ashley Furniture
12625 North Interstate Highway 35	Austin	TX	RD Development JV	-	-	-	0.0%	11	n/a
20700 South Avalon Boulevard	Carson	CA	Carson Investment	36,400	20,400	1,600	60.4%	13	Burlington Stores, Chipotle, Ross Dress for Less
Total				198,300	112,900	32,100	73.1%	51

(1)Based on signed leases as of September 30, 2021; GLA presented at the Company’s proportional share

(2)Property is subject to a ground lease

Residential

Consolidated Properties

			Land	Auxiliary	Auxiliary	Available To Lease
Property Address	City	State	Acres	In-Place GLA (1)	SNO GLA (1)	Auxiliary GLA (1)	Significant Tenants (1)
7780 W Arrowhead Towne Center	Glendale	AZ	9	-	-	-	n/a
6515 East Southern Avenue	Mesa	AZ	5	16,800	-	-	Carvana
7611 West Thomas Road	Phoenix	AZ	5	-	-	-	n/a
5900 Sunrise Mall	Citrus Heights	CA	21	-	-	-	n/a
5901 Florin Road	Florin	CA	20	-	-	-	n/a
72880 Highway 111	Palm Desert	CA	7	-	-	-	n/a
100 Inland Center	San Bernardino	CA	20	-	-	-	n/a
850 Hartford Turnpike	Waterford	CT	11	-	-	-	n/a
4125 Cleveland Avenue	Ft. Myers	FL	12	-	-	-	n/a
3800 US Highway 98 North	Lakeland	FL	12	-	-	-	n/a
20701 Southwest 112th Avenue	Miami	FL	15	-	-	-	n/a
8000 West Broward Boulevard	Plantation	FL	18	-	76,700	107,700	GameTime, Powerhouse Gym
3340 Mall Loop Drive	Joliet	IL	17	-	-	-	n/a
2 Orland Square Drive	Orland Park	IL	16	-	-	-	n/a
15700 Emerald Way	Bowie	MD	11	-	-	-	n/a
3207 Solomons Island Road	Edgewater	MD	14	-	-	-	n/a
2100 Southfield Road	Lincoln Park	MI	17	3,800	-	-	Bank of America
14250 Buck Hill Road	Burnsville	MN	15	-	-	-	n/a
3001 White Bear Avenue North	Maplewood	MN	14	-	-	-	n/a
425 Rice Street	St. Paul	MN	17	100	-	-	n/a
310 Daniel Webster Highway	Nashua	NH	12	-	-	-	n/a
7875 Johnnycake Ridge Road	Mentor	OH	20	-	-	-	n/a
6950 West 130th Street	Middleburg Heights	OH	19	35,800	-	-	Carvana
1180 Southeast 82nd Avenue	Happy Valley	OR	12	45,000	-	99,300	Dick's Sporting Goods
2800 North Germantown Parkway	Cordova	TN	12	-	-	-	n/a
300 Baybrook Mall	Friendswood	TX	13	-	-	-	n/a
4000 North Shepherd	Houston	TX	12	-	-	-	n/a
6301 Northwest Loop 410	Ingram	TX	12	-	-	-	n/a
2501 Irving Mall	Irving	TX	18	7,500	5,000	-	Carvana, CareNow, Chick-fil-A
3001 Iowa Avenue	Riverside	CA	13	38,100	-	94,500	Jack in the Box, Stater Brothers

1675 West 49th Street	Hialeah	FL	15	-	16,500	128,700	Five Below, Panera Bread
5901 Duke Street	Alexandria	VA	18	-	-	-	n/a
5261 Arlington Avenue	Riverside - Resi	CA	14	-	-	-	n/a
1209 Plaza Drive	West Covina - Resi	CA	8	-	-	-	n/a
Total			474	147,100	98,200	430,200

(1)Based on signed leases as of September 30, 2021; GLA presented at the Company’s proportional share

Residential

Joint Ventures

Brookfield Retail Partners (formerly GGP, Inc.) Joint Venture Properties
				Land	Auxiliary	Auxiliary	Available To Lease
Mall Name	City	State	Joint Venture	Acres	In-Place GLA (1)	SNO GLA (1)	Auxiliary GLA (1)	Significant Tenants (1)
Alderwood	Lynnwood	WA	GGP I JV	12	4,600	20,100	-	Dave & Busters, Cheesecake Factory
Total				12	4,600	20,100

(1)Based on signed leases as of September 30, 2021; GLA presented at the Company’s proportional share

Premier Mixed-Use Properties

Consolidated Properties

			Total	In-Place	SNO		Land
Property Address	City	State	GLA (1)	GLA (1)	GLA (1)	Leased (1)	Acres	Site Opportunities
19505 Biscayne Boulevard	Aventura	FL	215,400	-	111,100	51.6%	13	Retail
5900 Glades Road	Boca Raton	FL	4,200	4,200	-	100.0%	19	Retail
195 North Broadway	Hicksville	NY	57,900	22,100	35,800	100.0%	30	Retail
13131 Preston Road	Dallas	TX	-	-	-	0.0%	23	Residential, Retail, Office
2200 148th Avenue Northeast	Redmond	WA	7,500	7,500	-	100.0%	15	Residential, Retail, Office
Total			285,000	33,800	146,900	63.4%	99

Joint Ventures

Invesco Real Estate Joint Venture Properties
				Total	In-Place	SNO		Land
Property Address	City	State	Joint Venture	GLA (1)	GLA (1)	GLA (1)	Leased (1)	Acres	Site Opportunities
302 Colorado Ave	Santa Monica	CA	Mark 302 JV	51,500	-	-	0.0%	3	Residential, Retail, Office
4575 La Jolla Village Dr	San Diego	CA	UTC JV	113,100	12,800	9,600	19.8%	13	Life Sciences / Office, Retail, Residential
Total				164,600	12,800	9,600	13.6%	16

(1)Based on signed leases as of September 30, 2021; GLA presented at the Company’s proportional share

Other Properties

Consolidated Properties

			Total	In-Place	SNO		Land
Property Address	City	State	GLA (1)	GLA (1)	GLA (1)	Leased (1)	Acres	Significant Tenants (1)
700 East Northern Lights Boulevard	Anchorage	AK	158,500	134,000	-	84.5%	18	Guitar Center, Nordstrom Rack, Planet Fitness, Safeway
3930 McCain Boulevard	North Little Rock	AR	177,100	6,300	6,700	7.3%	15	Aspen Dental, Longhorn Steakhouse
2250 El Mercado Loop	Sierra Vista	AZ	94,700	-	-	0.0%	7	n/a
5950 East Broadway Boulevard	Tucson	AZ	218,800	50,600	-	23.1%	20	Round One Entertainment
3150 South 4th Avenue	Yuma	AZ	90,400	-	-	0.0%	15	n/a
42126 Big Bear Boulevard	Big Bear Lake	CA	80,000	4,000	-	5.0%	7	Subway, Wells Fargo Bank
565 Broadway	Chula Vista	CA	250,100	-	-	0.0%	16	n/a
3751 South Dogwood Road	El Centro	CA	139,700	-	-	0.0%	13	n/a
1420 Travis Boulevard	Fairfield	CA	150,000	28,500	3,500	21.3%	9	Dave & Busters
3636 North Blackstone Avenue	Fresno	CA	216,600	20,900	22,500	20.0%	13	Ross Dress for Less, dd's Discounts
1011 West Olive Avenue	Merced	CA	98,200	-	5,600	5.7%	9	Burlington Stores, dd's Discounts, Five Below
5080 East Montclair Plaza Lane	Montclair	CA	174,700	-	-	0.0%	4	n/a
1855 Main Street	Ramona	CA	107,500	14,700	-	13.7%	11	Dollar Tree
1700 North Main Street	Salinas	CA	133,000	-	32,200	24.2%	10	Burlington
1178 El Camino Real	San Bruno	CA	276,600	-	-	0.0%	11	n/a
2180 Tully Road	San Jose	CA	262,500	-	-	0.0%	22	n/a
200 Town Center East	Santa Maria	CA	108,600	-	-	0.0%	7	n/a
3295 East Main Street	Ventura	CA	178,600	-	-	0.0%	2	n/a
100 Westminster Mall	Westminster	CA	197,900	-	-	0.0%	14	n/a
10785 West Colfax Avenue	Lakewood	CO	153,000	-	-	0.0%	8	n/a
1400 East 104th Avenue	Thornton	CO	203,100	61,700	-	30.4%	23	Vasa Fitness
7350 Manatee Avenue West	Bradenton	FL	82,900	-	49,900	60.2%	9	Target
27001 U.S. 19 North	Clearwater	FL	211,200	75,500	-	35.7%	14	Whole Foods, Nordstrom Rack
1625 Northwest 107th Avenue	Doral	FL	212,900	-	-	0.0%	13	n/a
3100 Southwest College Road	Ocala	FL	146,200	-	-	0.0%	11	n/a
733 North Highway 231	Panama City	FL	139,300	-	-	0.0%	15	n/a
7171 North Davis Highway	Pensacola	FL	7,200	7,200	-	100.0%	14	BJ's Wholesale Club, Bubba's 33
8201 South Tamiami Trail	Sarasota	FL	212,400	-	-	0.0%	15	n/a
4501 66th Street North	St. Petersburg	FL	113,800	-	-	0.0%	11	n/a

4600 1st Avenue Northeast	Cedar Rapids	IA	146,000	-	-	0.0%	12	n/a
1405 South Grand Avenue	Charles City	IA	96,600	-	-	0.0%	11	n/a
2307 Superior Street	Webster City	IA	40,800	-	-	0.0%	4	n/a
5050 South Kedzie Avenue	Chicago	IL	120,700	17,200	-	14.3%	9	n/a
3231 Chicago Road	Steger	IL	87,400	-	-	0.0%	3	n/a
3101 Northview Drive	Elkhart	IN	86,600	-	86,600	100.0%	8	n/a
3010 Fort Campbell Boulevard	Hopkinsville	KY	85,100	64,600	-	75.9%	13	Bargain Hunt, Farmer's Furniture, Harbor Freight
5101 Hinkleville Road	Paducah	KY	97,300	64,400	-	66.2%	9	Burlington Stores, Ross Dress for Less
5715 Johnston Street	Lafayette	LA	194,900	-	-	0.0%	16	n/a
1325 Broadway	Saugus	MA	210,700	-	-	0.0%	15	APEX Entertainment
417 Main Street	Madawaska	ME	49,700	-	-	0.0%	2	n/a
1560 US 31 South	Manistee	MI	94,700	-	-	0.0%	12	n/a
32123 Gratiot Avenue	Roseville	MI	364,600	154,600	-	42.4%	21	At Home, Hobby Lobby
2760 I-75 Business Spur	Sault Ste. Marie	MI	92,700	-	-	0.0%	5	n/a
3100 Washtenaw Road	Ypsilanti	MI	91,700	91,700	-	100.0%	11	At Home
1 Flower Valley Shopping Center	Florissant	MO	119,000	4,300	-	3.6%	11	n/a
3700 South Campbell Avenue	Springfield	MO	112,900	112,900	-	100.0%	8	At Home
2308 Highway 45 North	Columbus	MS	166,700	45,400	-	27.2%	20	Bargain Hunt
1 South Tunnel Road	Asheville	NC	110,600	-	-	0.0%	16	n/a
50 Fox Run Road	Portsmouth	NH	127,100	-	-	0.0%	13	n/a
77 Rockingham Park Boulevard	Salem	NH	251,600	123,800	-	49.2%	12	Cinemark, Dick's Sporting Goods
4000 Meadows Lane	Las Vegas	NV	130,300	42,500	-	32.6%	11	Round One Entertainment
5400 Meadowood Mall Circle	Reno	NV	162,700	41,300	-	25.4%	3	Round One Entertainment
1425 Central Avenue	Albany	NY	277,900	49,600	10,000	21.4%	21	Whole Foods, REI, Ethan Allen
4155 State Route 31	Clay	NY	146,500	-	-	0.0%	11	n/a
2801 West State Street	Olean	NY	120,700	55,400	-	45.9%	13	Marshall's, Ollie's Bargain Hunt
317 Greece Ridge Center Drive	Rochester	NY	128,500	-	-	0.0%	14	n/a
171 Delaware Avenue	Sidney	NY	94,400	-	-	0.0%	19	n/a
600 Lee Boulevard	Yorktown Heights	NY	160,000	38,500	-	24.1%	12	24 Hour Fitness
2700 Miamisburg Centerville Road	Dayton	OH	180,200	13,400	-	7.4%	22	Outback Steakhouse
3408 West Central Avenue	Toledo	OH	218,700	-	-	0.0%	11	n/a
4400 South Western Avenue	Oklahoma City	OK	223,700	50,300	-	22.5%	19	Vasa Fitness
400 North Best Avenue	Walnutport	PA	121,200	-	-	0.0%	17	n/a
PR 167 & Las Cumbres	Bayamon	PR	114,600	-	-	0.0%	10	n/a

400 Calle Betances	Caguas	PR	138,700	-	-	0.0%	8	n/a
Plaza Carolina Station	Carolina	PR	198,000	-	-	0.0%	11	n/a
PR Road 2, Km 149.5	Mayaguez	PR	118,200	-	-	0.0%	9	n/a
650 Bald Hill Road	Warwick	RI	131,500	123,100	-	93.6%	20	At Home, Hook & Reel, Skechers
9484 Dyer Street	El Paso	TX	114,200	68,700	30,400	86.8%	11	dd's Discount, Ross Dress for Less, Five Below, Burlington Stores
1401 Greenbrier Parkway	Chesapeake	VA	169,700	-	-	0.0%	15	n/a
Total			10,292,600	1,565,100	247,400	17.6%	843

(1)Based on signed leases as of September 30, 2021; GLA presented at the Company’s proportional share

Non-GAAP Financial Measures

The Company makes reference to NOI, Total NOI, FFO and Company FFO which are financial measures that include adjustments to accounting principles generally accepted in the United States (“GAAP”).

None of NOI, Total NOI, FFO or Company FFO, are measures that (i) represent cash flow from operations as defined by GAAP; (ii) are indicative of cash available to fund all cash flow needs, including the ability to make distributions; (iii) are alternatives to cash flow as a measure of liquidity; or (iv) should be considered alternatives to net income (which is determined in accordance with GAAP) for purposes of evaluating the Company’s operating performance. Reconciliations of these measures to the respective GAAP measures the Company deems most comparable have been provided in the tables accompanying this press release.

Net Operating Income (“NOI”) and Total NOI

NOI is defined as income from property operations less property operating expenses. Other REITs may use different methodologies for calculating NOI, and accordingly the Company’s depiction of NOI may not be comparable to other REITs. The Company believes NOI provides useful information regarding Seritage, its financial condition, and results of operations because it reflects only those income and expense items that are incurred at the property level.

The Company also uses Total NOI, which includes its proportional share of unconsolidated properties. This form of presentation offers insights into the financial performance and condition of the Company as a whole given the Company’s ownership of unconsolidated properties that are accounted for under GAAP using the equity method.

The Company also considers NOI and Total NOI to be a helpful supplemental measure of its operating performance because it excludes from NOI variable items such as termination fee income, as well as non-cash items such as straight-line rent and amortization of lease intangibles.

Funds from Operations (“FFO”) and Company FFO

FFO is calculated in accordance with NAREIT which defines FFO as net income computed in accordance with GAAP, excluding gains (or losses) from property sales, real estate related depreciation and amortization, and impairment charges on depreciable real estate assets. The Company considers FFO a helpful supplemental measure of the operating performance for equity REITs and a complement to GAAP measures because it is a recognized measure of performance by the real estate industry.

The Company makes certain adjustments to FFO, which it refers to as Company FFO, to account for certain non-cash and non-comparable items, such as termination fee income, severance and restructuring costs, unrealized loss on interest rate cap, litigation charges, acquisition-related expenses, amortization of deferred financing costs and certain up-front-hiring costs, that it does not believe are representative of ongoing operating results.